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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
 May 21, 2008 (March 1, 2008)

Rite Aid Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5742 (Commission File Number)	23-1614034 (IRS Employer Identification Number)
30 Hunter Lane, Camp Hill, Pennsylvania 17011 (Address of principal executive offices, including zip code)

(717) 761-2633
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

        On June 4, 2007, Rite Aid Corporation ("Rite Aid" or the "Company") completed its acquisition (the "Acquisition") of the Brooks and Eckerd drugstore chains from The Jean Coutu Group (PJC) Inc. (the "Jean Coutu Group"), pursuant to the Stock Purchase Agreement, dated as of August 23, 2006, between Rite Aid and Jean Coutu Group. This Current Report on Form 8-K is being filed to set forth the unaudited pro forma statement of operations of Rite Aid for the fiscal year ended March 1, 2008, assuming the Acquisition and certain related transactions had occurred on March 4, 2007.

Item 9.01.    Financial Statements and Exhibits.

  (b)
  Pro Forma Financial Information

        The unaudited pro forma statement of operations of Rite Aid for the fiscal year ended March 1, 2008 is included as Exhibit 99.1 herein.

(d)
Exhibits

99.1	Unaudited pro forma statement of operations of Rite Aid for the fiscal year ended March 1, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 21, 2008	By:	/s/ ROBERT B. SARI
	Name:	Robert B. Sari
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited pro forma statement of operations of Rite Aid for the fiscal year ended March 1, 2008.

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  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX